Exhibit 21.1

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed.

ENTITIES

Bloomfield South MI Senior Living Owner, LLC

Broomfield CO Senior Living Owner, LLC

Canoga Park Assisted Living, L.L.C.

CC3 Acquisition TRS Corp.

CC3 Acquisition, LLC

CC3 Facility Owner GP, LLC

CC3 Facility Owner Holding, LLC

CC3 Mezz A, LLC

CC3 Mezz B, LLC

CC3 Mezz C, LLC

CC3 Mezz D, LLC

CC3 Mezz E, LLC

CLP Amusement I, LLC

CLP Amusement II, LLC

CLP Amusement III TRS Corp.

CLP Amusement III, LLC

CLP Amusement IV, LLC

CLP Amusement IV TRS Corp.

CLP Amusement V, LLC

CLP Amusement Holding, LLC

CLP Anacapa Marina, LLC

CLP Bakersfield FEC, LLC

CLP Ballena Marina, LLC

CLP Bear Creek Golf, LLC

CLP Beaver Creek Marina TRS Corp.

CLP Beaver Creek Marina, LLC

CLP Beneficiary Blue Corp.

CNL Beneficiary Blue TRS Corp.

CNL Beneficiary Blue, LLC

CLP Beneficiary Whistler Corp.

CLP Beneficiary Whistler TRS Corp.

CLP Beneficiary Whistler, LLC

CLP Bohemia Vista Marina, LLC

CLP Brady Mountain Marina, LLC

CLP Brady Mountain Marina TRS Corp.

CLP Branson MO Owner, LLC

CLP Bretton Woods, LLC

CLP Bretton Woods TRS Corp.

CLP Brighton TRS Corp.

CLP Brighton, LLC

CLP Broad Bay Golf, LLC

CLP Burnside Marina, LLC

CLP Burnside Marina TRS Corp.

CLP BW Development TRS Corp.

CLP BW Recreation and Development, LLC

CLP Cabrillo Marina, LLC

CLP Canada Lessee Corp. (formed in British Columbia)

CLP Canada Nominee, Inc.

CLP Canyon Springs Golf, LLC

CLP Charlotte FEC, LLC

CLP Chesterfield MO Owner, LLC

CLP CG TRS Corp.

CLP Cinco Ranch Golf, LLC

CLP Clear Creek Golf, LLC

CLP Colony GP, LLC

CLP Colony Holding, LLC

CLP Colony, LP

CLP Copper GP, LLC

CLP Copper, LP

CLP Crested Butte, LLC

CLP Crested Butte TRS Corp.

CLP Crystal Point Marina, LLC

CLP Cypress Beneficiary Corp.

CLP Cypress Manager Corp.

CLP Cypress SPE Trust

CLP Cypress Upper Holding Trust

CLP Dallas Market Center GP, LLC

CLP Dallas Market Center, L.P.

CLP Darien Lake TRS Corp.

CLP Darien Lake, LLC

CLP DMC GP, LLC

CLP DMC, LP

CLP Eagle Cove Marina, LLC

CLP Eagle Cove Marina TRS Corp.

CLP Meadowlark Golf, LLC

CLP Elitch Gardens TRS Corp.

CLP Elitch Gardens, LLC

CLP Enchanted Village TRS Corp.

CLP Enchanted Village, LLC

CLP Fossil Creek Golf, LLC

CLP Fox Meadow Golf, LLC

CLP Frontier City TRS Corp.

CLP Frontier City, LLC

CLP Garland GP, LLC

CLP Garland Holding, LLC

CLP Garland, LP

CLP Gatlinburg GP Corp.

CLP Gatlinburg Partnership, LP

CLP Golf Group, Inc.

CLP Golf I, LLC

CLP Golf II, LLC

CLP Golf III, LLC

CLP Golf IV, LLC

CLP Golf SPE, LLC

CLP Golf V, LLC

CLP Golf VI, LLC

CLP GP Corp.

CLP Granby, LLC

CLP Grand Victorian Tenant TRS Corp.

CLP Great Lakes Marina, LLC

CLP GW Corp.

CLP GW GP, LLC

CLP GW Partnership, LLLP

CLP GW Sandusky GP, LLC

CLP GW Sandusky Tenant, LP

CLP GW Sandusky, LP

CLP GW Tenant GP, LLC

CLP GW WI-DEL GP, LLC

CLP GW WI-DEL Tenant, LP

CLP GW WI-DEL, LP

CLP Hacks Point Marina, LLC

CLP Hawaiian Waters, LLC

CLP Hawaiian Waters TRS Corp

CLP Holding, Inc.

CLP Holly Creek Marina, LLC

CLP Holly Creek Marina TRS Corp.

CLP Jiminy Peak, LLC

CLP Jiminy Peak TRS Corp.

CLP Jonesboro AR Owner, LLC

CLP Knoxville FEC, LLC

CLP Las Vegas Golf, LLC

CLP Lake Park Golf, LLC

CLP Lakefront Marina, LLC

CLP Lakefront Marina TRS Corp.

CLP Lakeridge Golf, LLC

CLP Laurel Creek GA Holding, LLC

CLP Laurel Creek GA Owner, LLC

CLP Laurel Creek GA Tenant Corp. (d/b/a Dogwood Forest of Cumming – in Georgia)

CLP Leasehold Golf, LLC

CLP Legacy, LLC

CLP Legacy TRS Corp.

CLP Lending I, LLC

CLP Loon Mountain TRS Corp.

CLP Loon Mountain, LLC

CLP LP Partners Corp.

CLP Magic Spring TRS Corp.

CLP Magic Spring, LLC

CLP Mammoth GP, LLC

CLP Mammoth, LP

CLP Manasquan Marina, LLC

CLP Mansfield Golf, LLC

CLP Marina III, LLC

CLP Marina IV, LLC

CLP Marina Holding, LLC

CLP Marina I, LLC

CLP Marina II, LLC

CLP Marina TRS Corp.

CLP Meadowlark Golf, LLC

CLP Mesa Del Sol, LLC

CLP Mideast Golf, LLC

CLP Midwest Golf, LLC

CLP Mizner Court, LLC

CLP Moline IL Assisted Living Owner, LLC

CLP Moline IL Holding, LLC

CLP Moline IL Memory Care Owner, LLC

CLP Moline IL Tenant TRS Corp.

CLP Mount Sunapee, LLC

CLP Mount Sunapee TRS Corp.

CLP Mountain High, LLC

CLP Mountain High TRS Corp.

CLP Myrtle Waves, LLC

CLP Myrtle Waves TRS Corp.

CLP Nevada MO Owner, LLC

CLP North Golf, LLC

CLP North Houston FEC, LLC

CLP Northstar Commercial, LLC

CLP Northstar, LLC

CLP Northstar TRS Corp.

CLP Northstar TRS Parent, Inc.

CLP Okemo Mountain, LLC

CLP Okemo Mountain TRS Corp.

CLP Pacific Park TRS Corp.

CLP Pacific Park, LLC

CLP Painted Hills Golf, LLC

CLP Palmetto Golf, LLC

CLP Partners, LP

CLP Pekin IL Owner, LLC

CLP Pier 121 Marina, LLC

CLP Pier 121 Marina TRS Corp.

CLP Plantation Golf, LLC

CLP Rapids Waterpark TRS Corp.

CLP Rapids Waterpark, LLC

CLP Retail Beneficiary, LP

CLP Retail Blue Option Trust

CLP Retail Manager Corp.

CLP Retail Manager Holding Corp.

CLP Retail SPE Option Trust

CLP Retail SPE Trust

CLP Retail Upper Holding Trust

CLP Richland Hills FEC, LLC

CLP Royal Meadows Golf, LLC

CLP Sandestin GP, LLC

CLP Sandestin, LP

CLP Sandusky Marina, LLC

CLP Sandusky Marina TRS Corp.

CLP Senior Holding, LLC

CLP SHC Tenant TRS Corp.

CLP Sierra TRS Corp.

CLP Sierra, LLC

CLP Signature of Solon Golf, LLC

CLP Ski Holding, LLC

CLP Ski I, LLC

CLP Ski II, LLC

CLP Ski III, LLC

CLP Ski IV, LLC

CLP Ski V, LLC

CLP Ski VI, LLC

CLP Ski VII, LLC

CLP Ski VIII, LLC

CLP Ski Lift TRS Corp.

CLP Ski TRS Corp.

CLP SL II Holding, LLC

CLP SL II TRS Corp.CLP SL III Holding, LLC

CLP SL III TRS Corp.

CLP Snoqualmie TRS Corp.

CLP Snoqualmie, LLC

CLP Snowshoe GP, LLC

CLP Snowshoe, LP

CLP South Houston FEC, LLC

CLP South Mountain Golf, LLC

CLP Southwest Golf, LLC

CLP Splashtown TRS Corp.

CLP Splashtown, LLC

CLP Springdale AR Owner, LLC

CLP Springfield MO Owner, LLC

CLP SR II, LLC

CLP Sterling IL Owner, LLC

CLP Stevens Pass TRS Corp.

CLP Stevens Pass, LLC

CLP Stockbridge GA Owner, LLC

CLP Stratton GP, LLC

CLP Stratton, LP

CLP Sugarloaf, LLC

CLP Sugarloaf TRS Corp.

CLP Sunday River, LLC

CLP Sunday River TRS Corp.

CLP Tampa FEC, LLC

CLP TCV Owner, LLC

CLP TCV TRS Corp.

CLP Tempe FEC, LLC

CLP Traditional Golf I, LLC

CLP TRS Lending Corp.

CLP Tucson FEC, LLC

CLP Valencia Golf, LLC

CLP Ventura Marina, LLC

CLP Village Retail GP, LLC

CLP Village Retail Partnership, LP

CLP Washington IL Owner, LLC

CLP Waterworld TRS Corp.

CLP Waterworld, LLC

CLP West Golf, LLC

CLP Weston Hills Golf, LLC

CLP Weymouth Golf, LLC

CLP White Water Bay TRS Corp.

CLP White Water Bay, LLC

CLPSun III Dresher Senior Living, LP

CLPSun III Golden Valley Senior Living, LLC

CLPSun III GP, LLC

CLPSun III Lenexa Senior Living, LLC

CLPSun III Minnetonka Senior Living, LLC

CLPSun III Palo Alto Senior Living, LP

CLPSun III Plano Senior Living, LP

CLPSun III Shelby Senior Living, LLC

CLPSun III Tenant Acquisition, LLC

CLPSun III Tenant GP, LLC

CLPSun III Tenant, LP (d/b/a Sunrise of McCandless) in Pennsylvania and (d/b/a Sunrise Senior Living of Dresher) in Texas

CLPSun Partners II, LLC

CLPSun Partners III, LLC

CLPSun Two Broomfield CO Senior Living, LLC

CLPSun Two McCandless PA Senior Living, LP

CLPSun Two Pool One GP, LLC

CLPSun Two Pool One, LLC

CLPSun Two Simi Valley CA Senior Living, LP

CNL Income FEC Raleigh, LLC

CNL Income FEC Lubbock, LLC

CNL Income Talega, LLC

Cypress Jersey Trust (formed in Isle of Jersey)

Cypress Personal Property TRS ULC (formed in Nova Scotia)

East Meadow A.L., LLC

Grapevine Golf Club, L.P.

Grapevine Golf, L. L.C.

IFDC Property Company, Ltd. (formed in Texas)

IFDC-GP, LLC (formed in Texas)

IFDC H20, LLC (formed in Texas)

Johns Creek GA Senior Living Owner, LLC

Master CLPSun III GP, LLC

Master CLPSun III, LP

McCandless PA Senior Living Owner, LLC

Senior Living Mezz B, LLC

Senior Living Mezz C, LLC

Senior Living Mezz D, LLC

Senior Living Mezz E, LLC

Simi Valley CA Senior Living Owner, LLC

Sunrise Basking Ridge Assisted Living, L.L.C. (formed in New Jersey)

Sunrise Belmont Assisted Living, L.L.C. (formed in California)

Sunrise Bloomfield south MI Senior Living, LLC

Sunrise Chesterfield Assisted Living, L.L.C. (formed in Missouri)

Sunrise Flossmoor Assisted Living, L.L.C. (formed in Illinois)

Sunrise Gahanna Assisted Living, L.L.C. (formed in Ohio)

Sunrise Johns Creek GA Senior Living, LLC (formed in Georgia)

Sunrise Kennebunk ME Senior Living, LLC

Sunrise Marlboro Assisted Living, L.L.C. (formed in New Jersey)

Sunrise North Naperville Assisted Living, L.L.C. (formed in Illinois)

Sunrise Third (Pool I) GP, LLC

Sunrise Third (Pool I), LLC

Sunrise Third (Pool I), LP

Sunrise Third (Pool II), LLC

Sunrise Third (Pool III) GP, LLC

Sunrise Third (Pool III), LLC

Sunrise Third (Pool III), LP

Sunrise Third (Pool IV) GP, LLC

Sunrise Third (Pool IV), LLC

Sunrise Third (Pool IV), LP

Sunrise Third (Pool V), LLC

Sunrise Third Alta Loma SL, LP (formed in California)

Sunrise Third Claremont SL, LP (formed in California)

Sunrise Third Crystal Lake SL, LLC (formed in Illinois)

Sunrise Third Dix Hills SL, LLC (formed in New York)

Sunrise Third East Setauket SL, LLC (formed in New York)

Sunrise Third Edgewater SL, LLC (formed in New Jersey)

Sunrise Third Gurnee SL, LLC (formed in Illinois)

Sunrise Third Holbrook SL, LLC (formed in New York)

Sunrise Third Lincroft SL, LLC (formed in New Jersey)

Sunrise Third Plainview SL, LLC (formed in New York)

Sunrise Third Roseville SL, LLC (formed in Minnesota)

Sunrise Third Schaumburg SL, LLC (formed in Illinois)

Sunrise Third Senior Living Holdings, LLC

Sunrise Third Tustin SL, LP (formed in California)

Sunrise Third University Park SL, LLC (formed in Colorado)

Sunrise Third West Babylon SL, LLC (formed in New York)

Sunrise Third West Bloomfield SL, LLC (formed in Michigan)

Sunrise Village House LLC (formed in Maryland)

Sunrise Wake County NC Senior Living, LLC (formed in North Carolina)

Sunrise Weston Assisted Living, Limited Partnership (formed in Massachusetts)

TCV Senior Living, LLC

US Canadian Property Alpha Blue Mountain Nominee Corp. (formed in British Columbia)

US Canadian Property Alpha Whistler Nominee Corp. (formed in British Columbia)

US Canadian Property Trust Alpha (formed in Isle of Jersey)

Wake County NC Senior Living Owner, LLC

White Oak Assisted Living, L.L.C.

WTC-Trade Mart GP, L.L.C.

WTC-Trade Mart, L.P.